Exhibit 17(a)

                              FORM OF PROXY CARD

                               CITIFUNDS TRUST I

                       CITISELECT FOLIO 200 CONSERVATIVE

             SPECIAL MEETING OF SHAREHOLDERS - _________ ___, 2000


     The undersigned hereby appoints Robert I. Frenkel and Thomas C. Mandia (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of CitiSelect Folio 200 Conservative (the "Meeting") to be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 4th Floor, Balcony Dining, New York, New York 10048 on Monday, October 2, 2000 at 3:00 p.m. and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of CitiSelect Folio 200 Conservative that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED _________ ___, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF CITIFUNDS TRUST I, WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
     (a) the transfer of substantially all of the assets and liabilities of CitiSelect Folio 200 Conservative to Smith Barney Balanced Fund, a series of Smith Barney Income Funds, solely in exchange for voting shares of the corresponding class of Smith Barney Balanced Fund; (b) the distribution of the shares of Smith Barney Balanced Fund to shareholders of CitiSelect Folio 200 Conservative in liquidation of CitiSelect Folio 200 Conservative; and (c) the termination under state law of CitiSelect Folio 200 Conservative.

     |  |FOR           |  |AGAINST           |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED

HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS SHAREHOLDER NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



_________________________________       _______________________________________
SIGNATURE                    DATE       SIGNATURE (JOINT OWNER)            DATE

                                                                  Exhibit 17(a)
                                                                      Continued

                              FORM OF PROXY CARD

                               CITIFUNDS TRUST I

                         CITISELECT FOLIO 300 BALANCED

             SPECIAL MEETING OF SHAREHOLDERS - _________ ___, 2000


     The undersigned hereby appoints Robert I. Frenkel and Thomas C. Mandia (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of CitiSelect Folio 300 Balanced (the "Meeting") to be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 4th Floor, Balcony Dining, New York, New York 10048 on Monday, October 2, 2000 at 3:00 p.m. and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of CitiSelect Folio 300 Balanced that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED _________ ___, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF CITIFUNDS TRUST I, WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
     (a) the transfer of substantially all of the assets and liabilities of CitiSelect Folio 300 Balanced to Smith Barney Balanced Fund, a series of Smith Barney Income Funds, solely in exchange for voting shares of the corresponding class of Smith Barney Balanced Fund; (b) the distribution of the shares of Smith Barney Balanced Fund to shareholders of CitiSelect Folio 300 Balanced in liquidation of CitiSelect Folio 300 Balanced; and
     (c) the termination under state law of CitiSelect Folio 300 Balanced.

     |  |FOR            |  |AGAINST          |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED

HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS SHAREHOLDER NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


_________________________________       _______________________________________
SIGNATURE                    DATE       SIGNATURE (JOINT OWNER)            DATE